UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(Zip Code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
As previously disclosed, effective January 1, 2024, Sonoco Products Company (the “Company”) integrated its flexible packaging and thermoforming packaging businesses within its Consumer Packaging segment in order to streamline operations, enhance customer service, and better position the business for accelerated growth. As a result, the Company changed its operating and reporting structure to reflect the way it plans to manage its operations, evaluate performance, and allocate resources going forward. As a result of these changes, the Company’s consumer thermoforming businesses moved from the All Other group of businesses to the Consumer Packaging segment. The Company’s Industrial Paper Packaging segment was not affected by these changes.
The Company is furnishing Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) to recast certain segment information previously presented in the footnotes to the Company’s consolidated financial statements and reconciliations of GAAP to non-GAAP financial measures for the fiscal years ended December 31, 2023 and 2022, and for each quarterly reporting period within 2023, in order to facilitate comparisons of the Company’s prior period results with the updated segment structure that will be reflected in the Company’s future GAAP financial statements, beginning with its Quarterly Report on Form 10-Q for the quarter ending March 31, 2024. The Company’s methodologies for calculating its segment results have not changed, and the Company is not yet required to present its updated segment structure under U.S. GAAP.
This Current Report does not reflect events occurring subsequent to the periods reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), has not been audited, and does not modify or update the disclosures in the 2023 Form 10-K in any way. The information in this Current Report should be read in conjunction with the 2023 Form 10-K and the Company’s other filings with the Securities and Exchange Commission.
The information furnished pursuant this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Recasted Segment Information for the Years Ended December 31, 2023 and 2022 and for Each Quarter of 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: March 26, 2024	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer